UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                 August 9, 2005

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

      0-15159                                            93-0780536
(Commission File Number)                      (IRS Employer Identification No.)

        One Airport Center
        7700 N.E. Ambassador Place
        Portland, Oregon                                         97220
        (Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 9, 2005, Rentrak Corporation ("Rentrak") issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

The following exhibit is furnished with this Form 8-K:

99.1 Press Release dated August 9, 2005, announcing financial results for fiscal quarter ended June 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RENTRAK CORPORATION


Dated:  August 9, 2005             By:  /s/ Mark L. Thoenes
                                        ---------------------------------------
                                        Mark L. Thoenes
                                        Senior Vice President and
                                        Chief Financial Officer







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